Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Randall L. Stephenson
Date	Randall L. Stephenson Chairman of the Board, Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Samuel A. Di Piazza, Jr.
Date	Samuel A. Di Piazza, Jr. Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Richard W. Fisher
Date	Richard W. Fisher Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Scott T. Ford
Date	Scott T. Ford Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Glenn H. Hutchins
Date	Glenn H. Hutchins Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ William E. Kennard
Date	William E. Kennard Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Michael B. McCallister
Date	Michael B. McCallister Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Beth E. Mooney
Date	Beth E. Mooney Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Joyce M. Roché
Date	Joyce M. Roché Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Matthew K. Rose
Date	Matthew K. Rose Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Cynthia B. Taylor
Date	Cynthia B. Taylor Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Laura D’Andrea Tyson
Date	Laura D’Andrea Tyson Director

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS:

THAT, WHEREAS, AT&T INC., a Delaware corporation, hereinafter referred to as the “Corporation”, proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement or Statements on Form S-4 relating to the issuance of Exchange Notes pursuant to the Corporation’s Exchange Offers; and

WHEREAS, each of the undersigned is an officer or director or an officer and director of the Corporation;

NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Randall L. Stephenson, John J. Stephens, Debra L. Dial, Jonathan P. Klug, Wayne A. Wirtz, or any one of them, all of the City of Dallas and State of Texas, the attorneys for the undersigned and in the undersigned’s name, place and stead, and in the undersigned’s office and capacity in the Corporation, to execute and file a registration statement or statements, and thereafter to execute and file any and all amended registration statements and amended prospectuses or amendments (including post-effective amendments) or supplements to any of the foregoing, hereby giving and granting to said attorneys full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and concerning the premises, as fully to all intents and purposes as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney on the date set forth opposite their name.

July 28, 2016	/s/ Geoffrey Y. Yang
Date	Geoffrey Y. Yang Director